                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2004


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

            MICHIGAN                                   38-1999511
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

     25505 W. TWELVE MILE ROAD, SUITE 3000              48034-8339
           SOUTHFIELD, MICHIGAN                         (Zip Code)
   (Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700

                              ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

    On September 15, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the final results of its modified Dutch auction tender offer, which expired at 5:00 p.m. on September 9, 2004. The press release, dated September 15, 2004, is attached as Exhibit 99.1 to this Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                 99.1     Press Release dated September 15, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION
                                  (Registrant)

                                  By: /s/ Douglas W. Busk
                                  -----------------------
                                  Douglas W. Busk
                                  Treasurer
                                  September 16, 2004

                                INDEX OF EXHIBITS

         EXHIBIT NO.                           DESCRIPTION
         -----------         ---------------------------------------------
            99.1             Press Release dated September 15, 2004